SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 14, 2003

ALLIANCE CAPITAL MANAGEMENT HOLDING L.P.

(Exact name of registrant as specified in its charter)

Delaware

001-09818

13-3434400

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, New York, New York		10105
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  212-969-1000

Item 1.    Changes in Control of Registrant.

Not applicable.

Item 2.    Acquisition or Disposition of Assets.

Not applicable.

Item 3.    Bankruptcy or Receivership.

Not applicable.

Item 4.    Changes in Registrant’s Certifying Accountant.

Not applicable.

Item 5.    Other Events and Regulation FD Disclosure.

Not applicable.

Item 6.    Resignations of Registrant’s Directors.

Not applicable.

Item 7.    Financial Statements and Exhibits.

(a)                                 Financial Statements of Businesses Acquired

None.

(b)                                Pro Forma Financial Information

None.

(c)                                 Exhibits

99.01                                                                                             Pursuant to Regulation FD, Alliance Capital Management Holding L.P. is furnishing its News Release dated January 14, 2003.

Item 8.  Change in Fiscal Year.

                Not applicable.

Item 9.  Regulation FD Disclosure.

                                                Pursuant to Regulation FD, Alliance Capital Management Holding L.P. is furnishing its News Release dated January 14, 2003.  The News Release is attached hereto as Exhibit 99.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANCE CAPITAL MANAGEMENT HOLDING L.P.

Dated: January 14, 2003	By:	Alliance Capital Management Corporation, General Partner

	By:	/s/ Robert H. Joseph, Jr.
Robert H. Joseph, Jr. Senior Vice President and Chief Financial Officer